UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2007 (December 17, 2007)

INLAND AMERICAN REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On December 17, 2007, fifty-four wholly owned subsidiaries (collectively, the “Borrowers”) of Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company”), entered into a loan agreement (the “Agreement”) with Bear Stearns Commercial Mortgage, Inc. and Bank of America, N.A. (together, the “Lenders”). Each of the Borrowers is a special-purpose entity owning or leasing one of the lodging facilities acquired by the Company in connection with its merger with Apple Hospitality Five, Inc. (collectively, the “Properties”). The Company is acting as guarantor with respect to certain of the Borrowers’ obligations under the Agreement, as described herein.

The aggregate principal amount of the loan, as evidenced by four promissory notes, is approximately $344.9 million. The loan is secured by first priority mortgages on the Properties and bears interest at a rate of 6.50% per annum. The Borrowers are required to make interest-only payments on a monthly basis in an amount equal to approximately $1.9 million per month until the loan matures on January 1, 2018. Upon maturity, the Borrowers will be required to pay the outstanding principal balance of the loan along with any accrued and unpaid interest and any other amounts due under any of the loan documents. After July 1, 2008, the Borrowers may, in certain circumstances, prepay the unpaid principal balance of the loan along with other amounts due under the loan documents plus, if the prepayment occurs prior to the payment that is one month prior to the maturity date, a prepayment premium.

The Agreement contains customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the Agreement. Among other things, the Agreement requires the Borrowers in certain circumstances to set aside reserve funds for paying such items as taxes and insurance and replacements and repairs for the Properties and for performing PIP requirements for certain of the Properties. As used herein, a “PIP requirement” is an obligation of a Borrower to comply with any property improvement program, or “PIP,” pursuant to the Property’s management or franchise agreement. The Borrowers have granted to the Lenders a first priority security interest in each of these reserve funds. The funds will constitute additional security for the debt. In addition, the Company has guaranteed the payment and performance of the PIP requirements in an amount not to exceed $20 million.

The loan documents contain various customary events of default, including, among others, nonpayment of principal, interest, fees or other amounts; material representations or warranties that are materially false or misleading; violation of any covenant prohibiting the creation of certain encumbrances; and certain bankruptcy events. If an event of default occurs under the loan, then, among other things, the Lenders may declare the entire outstanding balance of the loan to be immediately due and payable, including all accrued and unpaid interest, subject to customary cure rights granted the Borrowers. In connection with the loan, the Company and the Borrowers have agreed to indemnify and hold the Lenders harmless against various losses, including among others, losses caused by certain misconduct of the Borrowers, for example, the commission of fraud, breaches of the environmental indemnity agreement and termination or modification of any property management or franchise agreement related to a Property. The Company and the Borrowers also have agreed to guarantee the full payment of the indebtedness under the loan documents upon the occurrence of certain bankruptcy or insolvency events of the Borrowers. In addition, the Company separately has agreed to indemnify those Borrowers that are lessees of the Properties (the “Lessee Borrowers”) for any claims, losses or damages incurred by the Lessee Borrowers as a result of any action taken by the Lenders under the loan.

The Agreement and certain other related loan documents are being filed as Exhibits 10.154, 10.155, 10.156, 10.157, 10.158, 10.159 and 10.160 hereto, each of which is incorporated into this Item 1.01 disclosure by reference.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated into this Item 2.03 by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

10.154	Loan Agreement, dated as of December 17, 2007, between the entities set forth on Schedule I of the Agreement, Bear Stearns Commercial Mortgage, Inc. and Bank of America, N.A.

10.155	Promissory Note A-1, dated as of December 17, 2007, made by certain entities set forth on Schedule I of the Promissory Note in favor of Bear Stearns Commercial Mortgage, Inc.

10.156	Promissory Note A-2, dated as of December 17, 2007, made by certain entities set forth on Schedule I of the Promissory Note in favor of Bear Stearns Commercial Mortgage, Inc.

10.157	Promissory Note A-3, dated as of December 17, 2007, made by certain entities set forth on Schedule I of the Promissory Note in favor of Bank of America, N.A.

10.158	Promissory Note A-4, dated as of December 17, 2007, made by certain entities set forth on Schedule I of the Promissory Note in favor of Bank of America, N.A.

10.159	Guaranty Agreement Regarding PIP Requirements, dated as of December 17, 2007, by Inland American Real Estate Trust, Inc. in favor of Bear Stearns Commercial Mortgage, Inc. and Bank of America, N.A.

10.160

Indemnity Agreement, dated as of December 17, 2007, by certain entities set forth on Schedule I of the Agreement and Inland American Real Estate Trust, Inc. in favor of Bear Stearns Commercial Mortgage, Inc. and Bank of America, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date: December 20, 2007	By:	/s/ Jack Potts
	Name:	Jack Potts
	Title:	Principal Accounting Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.154	Loan Agreement, dated as of December 17, 2007, between the entities set forth on Schedule I of the Agreement, Bear Stearns Commercial Mortgage, Inc. and Bank of America, N.A.

10.155	Promissory Note A-1, dated as of December 17, 2007, made by certain entities set forth on Schedule I of the Promissory Note in favor of Bear Stearns Commercial Mortgage, Inc.

10.156	Promissory Note A-2, dated as of December 17, 2007, made by certain entities set forth on Schedule I of the Promissory Note in favor of Bear Stearns Commercial Mortgage, Inc.

10.157	Promissory Note A-3, dated as of December 17, 2007, made by certain entities set forth on Schedule I of the Promissory Note in favor of Bank of America, N.A.

10.158	Promissory Note A-4, dated as of December 17, 2007, made by certain entities set forth on Schedule I of the Promissory Note in favor of Bank of America, N.A.

10.159	Guaranty Agreement Regarding PIP Requirements, dated as of December 17, 2007, by Inland American Real Estate Trust, Inc. in favor of Bear Stearns Commercial Mortgage, Inc. and Bank of America, N.A.

10.160

Indemnity Agreement, dated as of December 17, 2007, by certain entities set forth on Schedule I of the Agreement and Inland American Real Estate Trust, Inc. in favor of Bear Stearns Commercial Mortgage, Inc. and Bank of America, N.A.